CONFIDENTIAL TREATMENT REQUESTED





                               RESELLER AGREEMENT

                                 by and between

                        PATH 1 NETWORK TECHNOLOGIES INC.

                                       and

                            INTERNET PHOTONICS, INC.

                                OCTOBER 11, 2002


1    Nonexclusive Appointment.....................................................................................4
-    ------------------------
2    Co-Branding..................................................................................................5
-    -----------
   2.1    Path 1's Marks..........................................................................................5
   ---    --------------
     2.1.1     Nonexclusive right to Use..........................................................................5
     -----     -------------------------
     2.1.2     Goodwill...........................................................................................5
     -----     --------
     2.1.3     Copyrights.........................................................................................5
     -----     ----------
   2.2    IPI's Marks.............................................................................................6
   ---    -----------
3    Prices.......................................................................................................7
-    ------
4    Product Changes and additions................................................................................7
-    -----------------------------
5    Orders.......................................................................................................8
-    ------
   5.1    Product Ordering........................................................................................8
   ---    ----------------
   5.2    Shipment................................................................................................8
   ---    --------
   5.3    Acceptance..............................................................................................9
   ---    ----------
   5.4    Payment.................................................................................................9
   ---    -------
   5.5    Changes and Cancellations...............................................................................9
   ---    -------------------------
   5.6    Performance.............................................................................................9
   ---    -----------
6    License.....................................................................................................10
-    -------
7    Updates and improvements....................................................................................10
-    ------------------------
8    Confidentiality.............................................................................................10
-    ---------------
9    Marketing and support obligations...........................................................................11
-    ---------------------------------
   9.1    Path 1 Technical Assistance and Marketing Support......................................................11
   ---    -------------------------------------------------
   9.2    End User Support.......................................................................................11
   ---    ----------------
   9.3    IPI Marketing Organization and Activities..............................................................12
   ---    -----------------------------------------
     9.3.1     Sales and Technical Support.......................................................................12
     -----     ---------------------------
     9.3.2     Administrative Support............................................................................13
     -----     ----------------------
     9.3.3     Demonstration Equipment...........................................................................13
     -----     -----------------------
     9.3.4     Customer Support and Service Contracts............................................................13
     -----     --------------------------------------
     9.3.5     Business Conduct..................................................................................13
     -----     ----------------
     9.3.6     Business Reviews..................................................................................13
     -----     ----------------
     9.3.7     Rolling Forecasts.................................................................................13
     -----     -----------------
10      Warranties and remedies..................................................................................14
--      -----------------------
   10.1      Limited Warranties..................................................................................14
   ----      ------------------
     10.1.1    Intellectual Property.............................................................................14
     ------    ---------------------
     10.1.2    Defects...........................................................................................14
     ------    -------
     10.1.3    Specifications....................................................................................14
     ------    --------------
   10.2      Transferability.....................................................................................14
   ----      ---------------
   10.3      Improvements in Warranty............................................................................14
   ----      ------------------------
   10.4      Limited Remedy for Certain Warranties...............................................................14
   ----      -------------------------------------
   10.5      Disclaimer..........................................................................................15
   ----      ----------
11      Repairs..................................................................................................15
--      -------
12      Technical Support........................................................................................15
--      -----------------
13      Term and Termination.....................................................................................15
--      --------------------
14      Product Continuation After termination...................................................................17
--      --------------------------------------
   14.1      Product Availability................................................................................17
   ----      --------------------
   14.2      Right to Use Products...............................................................................17
   ----      ---------------------
15      Product and service continuation after delivery of products..............................................17
--      -----------------------------------------------------------
   15.1      Technical Support...................................................................................17
   ----      -----------------
   15.2      Post-Production Spares..............................................................................17
   ----      ----------------------
16      Continuation of Supply...................................................................................18
--      ----------------------
17      Indemnification..........................................................................................18
--      ---------------
18      Relationship of the Parties..............................................................................19
--      ---------------------------
19      Notices..................................................................................................19
--      -------
20      Severabilty..............................................................................................19
--      -----------
21      ASSIgnment and assumption................................................................................19
--      -------------------------
22      Governing Law............................................................................................20
--      -------------
23      Dispute resolution/escalation............................................................................20
--      -----------------------------
24      Compliance With Laws/ Foreign Corrupt Practices Act......................................................20
--      ---------------------------------------------------
25      Injunctive Relief........................................................................................20
--      -----------------
26      Counterparts.............................................................................................21
--      ------------
27      Force Majuere............................................................................................21
--      -------------
28      Headings.................................................................................................21
--      --------
29      Governmental Approval Obligations........................................................................21
--      ---------------------------------
30      Waiver...................................................................................................21
--      ------
31      Equal Representation.....................................................................................23
--      ---------------------
32      Complete Agreement.......................................................................................23
--      ------------------
33      Attorney's Fees..........................................................................................23
--      ---------------
34      SIGNATURES...............................................................................................23
--      ----------


Path 1 Network Technologies Inc. and Internet Photonics, Inc.
Product Development Agreement
Confidential

                        CONFIDENTIAL TREATMENT REQUESTED

                                  Exhibit ____

                               RESELLER AGREEMENT

         THIS RESELLER AGREEMENT ("Agreement") is made and effective this October 11, 2002, by and between Path 1 Network Technologies Inc., a Delaware corporation ("Path 1") and Internet Photonics, Inc., a Delaware corporation ("IPI").

         Path 1 has developed certain products, which it markets directly to end-users and also markets through intermediaries such as IPI. Path 1 also OEMs products for other intermediaries which are excluded from this agreement.

         IPI has developed certain communications equipment, which it markets to end-users through its direct sales force and through intermediaries.

         IPI desires to license certain of Path 1's products as identified in Appendix A (the "Products") attached hereto, add value to same through its own products, co-brand and remarket the value-added products, all pursuant to this Agreement.

NOW, THEREFORE, it is agreed:


1        NONEXCLUSIVE APPOINTMENT

      IPI is hereby appointed a nonexclusive value-added reseller of the Products listed in Appendix A, in the cable television market (the "Market"), for the term of this Agreement. IPI accepts such appointment and agrees to serve as a reseller of the Products as provided herein. For all purposes of this Agreement, "customers" and "end-users" shall refer interchangeably both to customers and end-users that acquire products directly from IPI, and to end-users that acquire Products from entities that originally acquired such Products from IPI. This Agreement is not exclusive to IPI, and Path 1 reserves the unrestricted right to sell, license, market and distribute or to grant to others the right to sell, license, market and distribute the Products and value added versions thereof anywhere in the world, except as otherwise provided in the Development and Supply Agreement between Path 1 and IPI, dated September 9, 2002 (the "Development Agreement"). Path 1 also reserves the right to enter into future agreements which may include exclusive terms and conditions.

      In the event that Path 1 receives a bona fide offer involving non-exclusive territories, or markets, within the Term of this Reseller Agreement from another party for a set minimum sales level in return for an exclusive territory, or market, IPI will have a first right of refusal to match said bona fide offer within

          ***    days of written notification.

      Not withstanding the above, Internet Photonics will retain non-exclusive rights to North America for the Term of this Agreement. For non-North American territories, should Path 1 enter into any exclusive agreement, Internet Photonics will have the right of continuation of supply, during the Term of this Agreement for:

a.) Customers, including named accounts, to whom Internet Photonics has tendered a response to an FRP or RFQ, submitted standard quotes, or other existing contractual commitments, which Internet Photonics has undertaken prior to Path 1 entering into an exclusive Reseller Agreement for products or;

b.) Current customers, with existing cable networks, who wish to expand those networks.

c.) Named account includes, but is not limited to, Liberty Properties. Additional named accounts will be at the mutual consent of the parties.

2        CO-BRANDING
2.1      PATH 1'S MARKS

2.1.1    NONEXCLUSIVE RIGHT TO USE

                      Path 1 hereby grants to IPI a limited, nonexclusive right to use Path 1's regular tradenames, trademarks, titles and logos (the "Licensed Marks") in the advertising, promotion and sale of the Products. IPI shall not make or permit alteration or removal of tags, labels, or identifying marks placed by Path 1 on or within any product. IPI will not use Path 1's tradenames or abbreviations (with the exception of a logo or mark or graphic design provided by Path 1 which indicates IPI is an authorized reseller of Path 1) in IPI's corporate title or name, or in any way that might result in confusion as to separate and distinct identities of Path 1 and IPI. Upon the expiration or earlier termination of this Agreement, the license granted to IPI in the Licensed Marks shall immediately cease; provided that IPI shall not be obligated to remove any Licensed Marks to the extent the same already exist on Products (i) sold to existing end-users and (ii) in IPI's possession pending sale or distribution to end-users (the end-users described in clauses (i) and (ii) are referred to collectively as the "Installed User Base").

2.1.2    GOODWILL

                      IPI recognizes and acknowledges Path 1's ownership and title to the Licensed Marks and the goodwill related thereto and agrees that any goodwill relating to the Licensed Marks that accrues because of IPI's use of such marks shall become the property of Path 1. IPI further agrees not to contest or take any action in opposition to any trademark, servicemark, tradename or logo of Path 1 that is used on the Products, or to use, employ or attempt to register any mark or tradename which is similar to any mark or name owned by Path 1 that is used on the Products.

2.1.3    COPYRIGHTS

                      IPI shall not remove any of Path 1's copyright notices on the Products.

2.2      IPI'S MARKS

                      Path 1 shall have no right to use the tradenames, trademarks, titles or logos of IPI.

3        PRICES

      Prices and other terms, if any, for the Products are set forth on Appendix
      A. The parties will meet on a quarterly basis to make any necessary amendments to Appendix A to yield pricing for each Product that results in *** (defined for purposes hereof as Path 1's (i) *** plus (ii) *** plus
      (iii) ***.

      During the Term of this Agreement (and irrespective of the prices set forth on Appendix A), the prices offered, at any volume level, by Path 1 to IPI for the Products shall be no less favorable than most favorable prices offered by Path 1 to any other customer at like volume levels (treating for this purpose IPI and all of its customers purchasing Products as a single customer, and after deducting such portion of the price as is representative of IPI's share of revenue) purchasing similar quantities of similar products on reasonably comparable terms. In any such case, to the extent the prices reflected on Appendix A are less favorable than the prices to another similarly situated customer, Path 1 shall promptly so notify IPI and IPI shall be entitled to the more favorable pricing (it being understood that the failure of Path 1 to so notify IPI shall not affect IPI's right to obtain the more favorable pricing).

4        PRODUCT CHANGES AND ADDITIONS

      During the Term of this Agreement, Path 1 has the right to modify, alter or discontinue the Products at any time, at its discretion, following at least ninety (90) days' prior written notice to IPI. Notwithstanding the foregoing, if IPI notifies Path 1 that IPI's customers require the original Products that Path 1 proposes to so modify, alter or discontinue, Path 1 will in good faith work with IPI to continue to supply the version of the Product requested by such customers. Any new versions of Products, as defined in Appendix A of this Agreement must either (i) be fully interoperable with the Products comprising the Installed User Base or (ii) become interoperable with the Products comprising the Installed User Base by means of a remote upgrade to the Installed User Base, which remote upgrade will be made available to IPI and the Installed User Base at no cost.

From time to time, Path 1 or IPI may propose that one or more upgrades to or additional Path 1 products be made available for resale by IPI. IPI understands that Path 1 may offer IPI future products, defined in Appendix A of this Agreement, which may not be interoperable with those listed in Appendix A. In any such case, the parties shall in good faith consider the proposed addition. If the parties agree as to the inclusion of such products and the pricing therefor, such products shall be added to Appendix A (which shall be initialed by representatives of each party to evidence their assent to such addition), with any interoperability issues identified, and shall be treated as "Products" for all purposes hereunder.

5        ORDERS
5.1      PRODUCT ORDERING

             Purchases of Product pursuant to this Agreement shall be made by IPI using IPI's regular purchase order form; provided, however, that additional, modified or conflicting terms and conditions on IPI's purchase order form or any Path 1 order confirmation shall not modify or amend this Agreement unless expressly agreed to in writing signed by both parties. For avoidance of doubt, performance by either side of its obligations following receipt of a purchase order or confirmation that purports to modify or amend this Agreement shall not be deemed to constitute acceptance of the terms set forth on such purchase order or confirmation.

             All orders must specify the Product or Products to be purchased; the appropriate purchase price; the requested ship date; and, if applicable, state the appropriate tax exemption certificate number.

             All purchase orders and amendments thereto must reference this Agreement and are subject to acceptance by Path 1, which acceptance shall be delivered within 48 hours after receipt.

5.2      SHIPMENT

             Path 1 will use its best efforts to delivered all ordered Products within *** days after receipt of a purchase order therefor. Shipment of the Products purchased by IPI hereunder shall be made F.O.B. Path 1's facilities or such other location or locations as Path 1 may from time to time designate in writing. If agreed to in advance by IPI's customers, Path 1 may make partial shipments, and each shipment shall be deemed a separate order and payment therefor shall become due in accordance with the terms hereof. IPI shall take the license to the Products at the F.O.B. point and all risks of loss and expenses in connection with the Products shall thereafter be the responsibility of IPI; provided, however, that Path 1 retains all applicable rights to the intellectual property contained in the Products (as herein set forth).

             Path 1 will hold in parts inventory the parts required to deliver within *** days *** units of *** series Products. Should the cost of maintaining an inventory of so-called long lead time parts required to comply with such *** day delivery obligation exceed ***% of the total parts cost of the Products, then IPI shall reasonably co-operate with Path 1 to share the cost of maintaining such inventory of long lead time parts. If such inventory levels for the *** Products should fall below *** units (or should a comparable reduction in inventory occur for any other Products) as a result of unanticipated orders, Path 1 will use commercially reasonable efforts to make up the shortfall as soon as possible.

5.3      ACCEPTANCE

             Products ordered hereunder will be deemed accepted by IPI following satisfactory testing as provided in the following sentence. IPI shall have *** days after receipt of the Products at IPI's facilities (the "Test Period"), but prior to reshipment of the Products to IPI's customers, to inspect and test the Products. If IPI discovers any defect in a Product and reports such defect in or within the Test Period, Path 1 will, at its option, either repair, replace or accept return of the Product or credit IPI for the applicable purchase price. The foregoing is in addition to, and does not limit, the warranty obligations of Path 1 as set forth in
             Section 10.

5.4      PAYMENT

             Payment shall be made by IPI within *** (***) days after the date of Path 1's invoice. IPI shall be responsible to pay, or reimburse Path 1, as appropriate, for any sales, use, excise or similar tax levied on the transactions hereunder, or any personal property tax attributable to the license granted IPI herein.

5.5      CHANGES AND CANCELLATIONS

             IPI may reschedule each purchase order one time for a shipment within *** days of the original ship date if IPI so notifies Path 1 at least *** days in advance of the originally scheduled ship date. IPI may cancel an order prior to shipment upon payment of a cancellation fee equal to *** (***%) of the order subject to cancellation, and provided that Path 1 receives notice of the cancellation not more than (***) days prior to the scheduled ship date. Cancellation of any order after the last day for cancellation, or in the event that Path 1 has already shipped the Product, shall require IPI to pay *** (***%) of the purchase price of the order subject to cancellation. The parties agree that these charges are a reasonable method for determining Path 1's expenses and damages arising out of cancellation or refusal to accept shipment.

             Path 1 will exert reasonable efforts to either modify and resell to others finished products or return unused parts to its suppliers. Path 1 will reduce IPI's obligations stated above accordingly.

5.6      PERFORMANCE

             The Parties agree that there shall be an expectation of minimum acceptable performance during the term of this Agreement as set forth in Section 13 Term and Termination

6        LICENSE

During the Term of this Agreement, Path 1 grants and IPI accepts a limited, nonexclusive, non-transferable (except as provided in Section 21), fully paid and royalty free license to distribute the Products directly and indirectly to customers and end-users, and to use, maintain and test the Products for the purposes of carrying out its obligations (including its support obligations) hereunder. The license granted herein shall permit IPI to combine or include the Products with IPI's other products for the purpose of adding to or increasing the value, functionality or utility of such products for IPI's end-user customers.

7        UPDATES AND IMPROVEMENTS

      From time to time, Path 1 may release improvements, modifications or other alterations of its Products. For purposes hereof, "Updates" means releases that correct errors or bugs, or that offer minor improvements in functionality or performance that, taken as a whole, do not materially affect the overall value of the Product. "Upgrades" means releases with significant improvements in functionality or performance that, taken as a whole, materially affect the overall value of the Product. Any Update or Upgrade that relates to any Product shall be provided to IPI promptly upon its general release by Path 1. All Products thereafter sold will be deemed to automatically include any Updates thereto, without charge. Path 1 may charge an additional sum for any Upgrades (subject to the "most favored nation" pricing provisions of Section 3, treating for this purpose IPI and all of its customers purchasing Products as a single customer), it being understood that IPI and its customers are free to elect not to purchase any Upgrade. Path 1 will also provide IPI with such copies or parts as may be required to provide Updates and Upgrades to the Installed User Base.

      From time to time IPI may request that Path 1 improve or modify the Products. Path 1 agrees that it will in good faith consider any such requests. Without limiting the generality of the foregoing, if IPI discovers an error in the operation of any Product, Path 1 will use commercially reasonable efforts to remedy the same and rectify the error by means of a Update.

8        CONFIDENTIALITY

      In the performance of this Agreement, each party may have access to confidential, proprietary or trade secret information owned or provided by the other party relating to software, computer programs, object code, source code, marketing plans, business plans, financial information, specifications, flow charts and other data ("Confidential Information"). All Confidential Information supplied by one party to another pursuant to this Agreement shall remain the exclusive property of the disclosing party. The receiving party shall use such Confidential Information only for the purposes of this Agreement and shall not copy, disclose, convey or transfer any of the Confidential Information or any part thereof to any third party. Notwithstanding the foregoing, IPI may sublicense the Products as set forth in this Agreement and IPI may disclose the terms of this Agreement to current or prospective investors, customers or acquirors; provided, however that such party shall have undertaken to preserve the confidentiality of the terms hereof. Neither party shall have any obligation with respect to Confidential Information which: (i) is or becomes generally known to the public by any means other than a breach of the obligations of a receiving party; (ii) was previously known to the a receiving party or rightly received by a receiving party from a third party; (iii) is independently developed by the receiving party; or (iv) is required to be disclosed by court order or other legal process, or in accordance with the regulation of the SEC or any national securities exchange. The provisions of this Section 8 shall survive termination of this Agreement.

9        MARKETING AND SUPPORT OBLIGATIONS

9.1      PATH 1 TECHNICAL ASSISTANCE AND MARKETING SUPPORT

             Reasonable assistance from Path 1 experts will be provided by Path 1 during the period of resale rights as outlined in both the Development Agreement and this Resale Agreement.

             Upon reasonable request by IPI, Path 1 will supply technical support to IPI for its sales activities including, but not limited to, (i) assistance in providing technical answers for tenders; (ii) assistance in responding to technical inquiries from IPI's customers; (iii) assistance in preparation of marketing materials such as white papers, brochures and application notes; and (iv) review and development of Product adaptations, if any, as determined by Path 1.

             Path 1 agrees to provide sales and technical training for a maximum of *** (***) people over *** (***) days at *** facilities at ***. Path 1 will use reasonable commercial efforts to cooperate with IPI to make ongoing sales and technical training available to IPI.

9.2      END USER SUPPORT

             IPI shall provide all first level End User customer support for Products, as defined below, in the same manner IPI provides similar support for other products. Path 1 will provide second and third level support, according to the Technical Support Guidelines set forth in Appendix D.

             As used herein: (i) First Level Support shall mean services responsive to the End User's initial notification that a suspected problem exists with the Product, including call logging, validation, determining whether a solution is given in User Documentation or Maintenance Documentation, and a review of known resolutions for the reported problem; (ii) Second Level Support shall mean First Level Support plus services performed in order to attempt to reproduce the suspected problem and correct it by means of work-around, or in determining that the problem cannot be reproduced; and (iii) Third Level Support shall mean services provided to the End User to resolve problems that are determined to be or to be likely to be the result of one or more design or manufacturing defects or interaction between the Product and other materials, and that cannot be resolved by the End User.

             During the first *** (***) months following shipment, this Support will be provided for all Products shipped to IPI. Subsequent to the initial *** (***) month period following shipment, Path 1 shall provide End User Support based on an annual support fee of a minimum of *** percent (***%) of the Transfer Price, or higher based on Customer requirements and Path 1's standard Terms and Conditions for Extended Warranty, only for those Products subject to a Reseller support and maintenance agreements executed with customers / End-Users. IPI shall provide Path 1, on a quarterly basis, with the number of Products subject to a IPI's support and maintenance agreement. The fee will be invoiced quarterly in advance effective Jan 1, 2003.

             During the first *** months following shipment, in the event on-site support is required to resolve Customer problems, Path 1 shall bear its costs of travel and related expenses and such on-site service shall be at no additional charge, unless it is determined that Path 1 products were not responsible for the problem. In this circumstance, the customer will be responsible for all Path 1's reasonable travel and related expenses and professional time.

             After the *** warranty, subject to an Extended Warranty Agreement, in the event on-site support is required to resolve Customer problems, Path 1 shall bear its costs of travel and related expenses and such on-site service shall be at no additional charge, unless it is determined that Path 1 products were not responsible for the problem. In this circumstance, the customer will be responsible for all Path 1's reasonable travel and related expenses and professional time.

             After the *** warranty, with no Extended Warranty Agreement, in the event on-site support is required to resolve Customer problems, Customer shall bear Path 1's costs of travel and related expenses and professional fees at Path 1's standard rates.

9.3      IPI MARKETING ORGANIZATION AND ACTIVITIES

             IPI agrees to use reasonable commercial efforts to market the Products. IPI shall use reasonable commercial efforts to persuade potential customers to accommodate their needs with exiting
             Products or Path 1 products still in development wherever commercially practicable (in IPI's judgment). Without limiting the foregoing:

9.3.1    SALES AND TECHNICAL SUPPORT

                      IPI shall hire, train and employ at its place or places of business competent sales, technical and support personnel to sell and support the Products

                      IPI further agrees to engage Path 1 to train all relevant sales and technical staff biennially, as reasonably needed. IPI will provide Path 1 with copies of all training materials relating to the Products prepared by IPI as the same become available, and will permit Path 1 to attend a reasonable number of IPI training sessions at no cost (it being understood that travel and other costs for Path 1 employees will be paid by Path 1).

9.3.2    ADMINISTRATIVE SUPPORT

                      IPI agrees to maintain adequate human resources and other facilities to assure prompt handling of all inquiries, orders, shipments and after-sale Tier 1 support for the Products.

9.3.3    DEMONSTRATION EQUIPMENT

                      IPI agrees to maintain adequate equipment and other resources to properly demonstrate the Products to prospective customers. Path 1 and IPI agree to identify such demonstration requirements within the first three (3) months of the effective date of this Agreement. Such demonstration equipment will be provided to IPI ***.

9.3.4    CUSTOMER SUPPORT AND SERVICE CONTRACTS

                      IPI agrees to consider to offer to its customers a service contract from Path 1 to cover the costs of Product and feature upgrades, if any, and out of warranty hardware repairs at Path 1's then current rate. The service contract may include, but would not be limited to, providing reasonable telephone consultation regarding the functions and features of the Products.

9.3.5    BUSINESS CONDUCT

                      Each party shall conduct its respective business and perform its respective obligations hereunder in a professional, businesslike manner that will reflect favorably on the other party, and neither party shall engage in deceptive, fraudulent, misleading, illegal or unethical business practices, whether with respect to the Products or otherwise.

9.3.6    BUSINESS REVIEWS

                      IPI shall host quarterly business reviews for Path 1 in which IPI will present performance against plan for Products for the pervious period and the business plan for the Products for the coming month and quarter.

9.3.7    ROLLING FORECASTS

                      Each ***, IPI will submit to Path 1, a non-binding *** rolling *** forecast for the Products estimated to be purchased and distributed by IPI.

10       WARRANTIES AND REMEDIES
10.1     LIMITED WARRANTIES
10.1.1   INTELLECTUAL PROPERTY

                      Path 1 warrants that it is the owner of or otherwise has the right to license the Products and otherwise perform its obligations set forth herein.

10.1.2   DEFECTS

                      Path 1 warrants that the Products shall be free from defects in materials and workmanship for a period of *** following the date of shipment.

10.1.3   SPECIFICATIONS

                      Path 1 warrants that for a period of *** following shipment of the Products, each Product will perform the functions substantially according to Path 1's regular specifications document with respect to such Product.

10.2     TRANSFERABILITY

                    The warranties set forth in Sections 10.1.2 and 10.1.3 are transferable by IPI to any customer that acquires Product from IPI.

10.3     IMPROVEMENTS IN WARRANTY

                    Should Path 1 improve its standard product warranty during the Term of this Agreement, IPI and its customers will be entitled to an equivalent improvement hereunder. Should IPI's customers demand longer product warranty periods, Path 1 will work with IPI to meet those requests, at reasonable increases in fees to support those extended periods of time.

10.4     LIMITED REMEDY FOR CERTAIN WARRANTIES

                    In the event of any breach of the warranty set forth in Sections 10.1.2 or 10.1.3, the sole remedy of IPI (or its customer) and the sole obligation of Path 1 will be for Path 1 to promptly either repair or replace the Product in question such that the Product conforms with the warranties set forth in such sections, or (but only with the prior consent of IPI or IPI's customer, as applicable) for Path 1 to refund the original purchase price of such Product.

10.5     DISCLAIMER

                    THE WARRANTIES OF PATH 1 SET FORTH IN THIS SECTION 10, TOGETHER WITH THE INDEMNITY OBLIGATIONS OF PATH 1 UNDER
                    SECTION 17 HEREOF, ARE EXCLUSIVE AND EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR
                    PURPOSE. IN NO EVENT SHALL PATH 1 BE LIABLE TO IPI FOR INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES INCLUDING, WITHOUT LIMITATION, LOSS OF DATA OR PROFITS, WITH A CLAIM BY REASON OF BREACH OF WARRANTY OR BASED ON CONTRACT, STRICT LIABILITY OR OTHERWISE, REGARDLESS OF WHETHER PATH 1 HAS BEEN ADVISED OF THE RISK OF SUCH DAMAGES IN ADVANCE.

11       REPAIRS

      Path 1 will perform all other repairs within *** of receipt of the Products requiring repair at Path 1. Should Path 1 have difficulty with meeting this schedule for any reason, Path 1 will promptly notify IPI by Facsimile or Email. Out of warranty repairs will be charged based on Path 1's standard repair rates ***. Repairs will be subject to the warranties in Sections 10.1.2 and 10.1.3 for the longer of 90 days from the date of repair or the remaining original warranty period.

12       TECHNICAL SUPPORT

      Path 1 will train and certify IPI to serve as primary Tier 1 direct technical support to IPI's customers. Appendix B sets forth the elements of technical support that constitute Tier 1, Tier 2 and Tier 3 technical support. Path 1 will maintain qualified personnel to provide Tier 2 and Tier 3 technical support services, including regular customer support hours via telephone, email, cell phone or pager from 8 AM to 8 PM Eastern Time every day of the year.

13       TERM AND TERMINATION

      This Agreement shall commence on October 4, 2002, and continue for a term ending ***. Thereafter, this Agreement shall be renewable each *** months thereafter for a period of ***, upon mutual agreement by Path 1 and IPI.

      In the event that IPI has failed to pay any amount when due or is in breach or default of any other material obligation set forth in this Agreement, then Path 1 may provide written notice to IPI and if IPI has not paid the entire amount due or cured its other breach or default within thirty (30) days following such notice, then Path 1 may elect to terminate this Agreement.

      In the event that Path 1 is in breach or default of any material obligation set forth in this Agreement, then IPI may provide written notice to Path 1 and if Path 1 has not cured its breach or default within thirty (30) days following such notice, then IPI may elect to terminate this Agreement.

      In the event of any voluntary petition for bankruptcy protection by either party (or an involuntary petition relating to such party which shall not have been dismissed or stayed within 60 days after filing), the other party may terminate this Agreement by written notice to the first party.

      After the expiration of the Exclusivity Period, in the event that IPI does not order a total of *** units (combined total of all Path 1 products covered in Appendix A) each successive *** month period, Path 1 will have the option to terminate this Agreement.

      The provisions of Sections 8, 10, 14, 15 and 16 shall survive the expiration or termination of this Agreement.

14       PRODUCT CONTINUATION AFTER TERMINATION

      Following the termination of this Agreement, in addition to such rights as may be applicable under Sections 8, 10, 15 and 16:

14.1     PRODUCT AVAILABILITY

             Path 1 will continue to make each Product available to IPI's customers on commercially reasonable terms for as long as Path 1 continues to offer such Product in the market, for a period of *** after termination of this Agreement (Provided the Agreement was not terminated due to default of Internet Photonics), Path1 shall supply to Internet Photonics, in accordance with the terms and conditions in effect at the time of termination of the Agreement, Products required by Internet Photonics for the expansion of the existing systems in which Products are already used.

14.2     RIGHT TO USE PRODUCTS

             All IPI customers that have purchased or deployed Products shall continue to be entitled to use such Products (including any licensed intellectual property included in the Products).

15       PRODUCT AND SERVICE CONTINUATION AFTER DELIVERY OF PRODUCTS

15.1     TECHNICAL SUPPORT

      For at least *** after the last date of delivery of any Products to IPI (irrespective of whether such period extends beyond the date of termination of this Agreement), Path 1 shall make available, at commercially reasonable rates, the Technical Support to be provided under
      Section 12.

15.2     POST-PRODUCTION SPARES

      For at least *** after the last date of delivery of any Products to IPI (irrespective of whether such period extends beyond the date of termination of this Agreement), Path 1 shall use commercially reasonable efforts to maintain components and parts for customer support and upgrades. Path 1 shall also use commercially reasonable efforts accommodate reasonable requests by IPI customers to maintain parts for periods in excess of ***. The level will be agreed by *** based on ***.

16       CONTINUATION OF SUPPLY

      During the Term of this Agreement, within the time period(s) as defined in Appendix C, upon written request by Internet Photonics, Path 1 shall deliver the materials and provide the licenses as described therein. AppendixPath 1 shall also deliver product materials defined in Appendix C, under the same terms and conditions, with respect to such Upgrades, Updates or new Products.

      IPI shall have and Path 1 hereby grants to IPI, a limited nonexclusive, nontransferable, nonsublicensable license to the Source Materials only to allow IPI to maintain, correct errors, support its End Users solely for the purpose of maintaining and continuing its then current Exclusive Product; provided that IPI shall exercise this license to the Source Materials and shall be entitled to release thereof only in the event of a Release Condition. The term of the limited license shall be for the remainder of the Term of this Agreement.

17       INDEMNIFICATION

      IPI agrees to indemnify and hold harmless Path 1 and its respective officers, agents and employees from and against loss, suit, damage or claim, including reasonable attorney's fees and costs, arising out of or in connection with the sale, sublicense or use of any of the Products which have been modified by IPI.

      Path 1 shall, at its own expense, defend any actions, claim or suit that may be instituted against IPI or any end-user customer of IPI on the grounds that any Product allegedly infringes any intellectual property rights of any third party; provided that: such alleged infringement consists only of the use of the Product in the manner for which the Product was designed by itself, and does not relate to any modification or alteration or combination with other works (other than any such modification, alteration or combination that is approved in writing by Path 1). IPI shall promptly notify Path 1 in writing of any such suit, it being understood that failure to deliver such notice shall not relieve Path 1 of its obligation under this paragraph except to the extent the failure to give such notice actually adversely affects Path 1's ability to defend against such claim. Path 1 shall be permitted, with counsel of its choice, to defend any such suits. IPI will provide, and will use commercially reasonable efforts to cause its customers to provide, Path 1 with any necessary information, assistance and authority to enable Path 1 to defend such suit, it being understood that IPI and/or its customers shall be promptly reimbursed by Path 1 to the extent such assistance requires any significant expenditures.

18       RELATIONSHIP OF THE PARTIES

      It is expressly understood and agreed that the relationship between the parties is solely that of "seller" and "buyer." Neither party is or shall be deemed to be a partner, agent, representative or joint venturer of the other. Neither party has any authority to assume or create any obligation for or on behalf of the other, express or implied, with respect to the Products or otherwise.

19       NOTICES

      Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery service;

      If to Path 1:

      Path 1 Network Technologies, Inc.
      6215 Ferris Square, Suite 140
      San Diego, California 92121
      Attention: Mr. David Carnevale

      If to IPI:

      Internet Photonics, Inc.
      1030 Broad Street
      Shrewsbury, NJ 07702-4330
      Attention: Mr. Steven Waszak

20       SEVERABILTY

      If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then the remaining terms of this Agreement will remain in full force and effect as if such invalid or unenforceable term had never been included.

21       ASSIGNMENT AND ASSUMPTION

      Neither party may assign its rights or delegate its obligations hereunder without the prior written consent of the other, which consent will not be unreasonably withheld. Notwithstanding the foregoing, either party may assign its rights and delegate its obligations hereunder to a successor in interest to such party's business, whether by merger, sale of assets or otherwise, so long as the successor agrees in writing to be bound by such party's obligations hereunder.

22       GOVERNING LAW

      This Agreement shall be construed and enforced in accordance with the laws of the state of California. Subject to the obligation of the parties to arbitrate their disputes in accordance with Section 23, the parties hereby submit to the jurisdiction of and waive any venue objections against, the United States District Court for the Central District of California, Los Angeles Branch, and the Superior Courts of the State of California, Los Angeles County, in any litigation arising out of this Agreement.

23       DISPUTE RESOLUTION/ESCALATION

      In the event of any dispute among the parties, the parties will in good faith work for a reasonable period of time to resolve their differences amicably. Any differences that cannot be so resolved shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). Such arbitration shall take place before a single arbitrator to be agreed to by the parties from a list proposed by the AAA; if the parties cannot agree upon an arbitrator, the AAA shall select an arbitrator. The parties shall jointly share the costs of arbitration, subject to Section 33 hereof.

24       COMPLIANCE WITH LAWS/ FOREIGN CORRUPT PRACTICES ACT

      IPI agrees at all times to comply with applicable laws and regulations in its performance of this Agreement, including, without limitation, the provisions of the United States' Foreign Corrupt Practices Act ("FCPA"). IPI will indemnify, defend and hold harmless Path 1 and its respective officers, agents and employees from and against any and all losses, costs, claims and other liabilities arising out of, relating to or resulting from IPI's failure to comply with the provisions of applicable laws or the FCPA.

25       INJUNCTIVE RELIEF

      The copying, disclosure or use of the Products in a manner inconsistent with any provision of this Agreement may cause irreparable injury to Path 1 for which Path 1 may not have an adequate remedy at law. Path 1 may be entitled to equitable relief in court for any such copying, disclosure or use, including, but not limited to, temporary restraining orders, preliminary injunctions and permanent injunctions.

26       COUNTERPARTS

      This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

27       FORCE MAJUERE

      Neither party will be liable for any failure or delay in performance under this Agreement which might be due, in whole or in part, directly or indirectly, to any contingency, delay, failure or cause of, any nature beyond the reasonable control of such party, including, without in any way limiting the generality of the foregoing, fire, explosion, earthquake, storm, flood or other weather, unavailability of necessary utilities or raw materials, strike, lockout, unavailability of components, activities of a combination of workmen or other labor difficulties, war insurrection, riot, acts of God or public enemy, law, act, order, export control regulation, proclamation, decree, regulation, ordinance or instructions of Government or other public authorities, or judgment or decree of a court of competent jurisdiction (not arising out of breach by such party of this Agreement). In the event of the happening of such a cause, the party whose performance is so affected will give prompt written notice to the other party, stating the period of time the same is expected to continue.

28       HEADINGS

      Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

29       GOVERNMENTAL APPROVAL OBLIGATIONS

      Each  party  shall,  at its  own  expense,  obtain  and  arrange  for  the maintenance in full force and effect of all governmental approvals, consents, licenses, authorizations, declarations, filings and registrations as may be necessary or advisable to be obtained or maintained by it for the performance by it of all the terms and conditions of this Agreement including, but not limited to, distribution approval, foreign exchange approvals, import and export licenses and all approvals which may be required to realize the purpose of this Agreement.

30       WAIVER

      No term or provision hereof will be considered waived by either party, and no breach excused by either party, unless waiver or consent is in writing signed by both parties. No consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different, or subsequent breach by either party.

31       EQUAL REPRESENTATION.

      No inference or presumption shall be drawn if a party or its attorney prepared and/or drafted this Agreement; it shall be conclusively presumed that the parties participated equally in its preparation and/or drafting.

32       COMPLETE AGREEMENT

      This Agreement, including all Appendices and Appendixs, as well as the Development Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by duly authorized representatives of both Parties. To the extent any terms and conditions of this Agreement conflict with the terms and conditions of any invoice, purchase order or purchase order acknowledgement placed hereunder, the terms and conditions of this Agreement shall govern and control.

33       ATTORNEY'S FEES

      The prevailing Party in any dispute under this Agreement shall be entitled to all of its reasonable attorneys' fees.

34       SIGNATURES

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

      PATH 1 NETWORK TECHNOLOGIES INC.:              INTERNET PHOTONICS, INC.:

BY:         /s/ Frederick A. Cary               BY:      /s/ Steven M. Waszak
----------------------------                ------------------------------------

      NAME:    Frederick A. Cary                          NAME: Steven M. Waszak
      TITLE:   Chief Executive Officer          TITLE:   Chief Financial Officer

      DATE:    October 14, 2002                        DATE:    October 14, 2002



*** Portions of this document have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission. *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.